UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 15, 2009
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina State or Other Jurisdiction of Incorporation)	000-11448 (Commission File Number)	56-1348147 (IRS Employer Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On October 15, 2009, NewBridge Bancorp (“NewBridge”) issued a press release to announce its intention to invest $5 million in new offices as part of a plan to restructure operations in the Piedmont Triad Region of North Carolina (the “Press Release”). A copy of the Press Release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 8.01 — Other Events.
     (99.1) Press release of NewBridge Bancorp dated October 15, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2009	NEWBRIDGE BANCORP
	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of NewBridge Bancorp dated October 15, 2009.